Goodwill	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Goodwill	Goodwill

$
Balance – December 31, 2019	—
Additions	5,563
Effects of foreign exchange	37
Balance – December 31, 2020	5,600

For the purpose of impairment testing, goodwill is tested at the level of the Corporation as there is only one CGU. During the fourth quarter of the year ended December 31, 2020, the Corporation performed an annual goodwill impairment test in accordance with the methods described in Note 2. The recoverable amount exceeded carrying value, as a result, no impairment loss was recorded for goodwill for the year ended December 31, 2020.
The calculation was based on the following key assumptions:
Cash flows were projected based on past experience, actual operating results and the annual business plan prepared at the end of fiscal 2020 for the forthcoming year. Cash flows for the first five years include revenue growth rates similar to actual growth rates the company has achieved over the past two years, thereafter a terminal value using a constant growth rate of 3% was utilized,. A post-tax discount rate of 12% was applied in determining the recoverable amount of the CGU. The values assigned to the key assumptions represent management’s assessment of future trends in the software industry and are based on both external and internal sources.
Reasonable possible changes in key estimates and assumptions would not cause the recoverable amount of goodwill to fall below the carrying value.